UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2026

SOLANA COMPANY

(Exact name of registrant as specified in its charter)

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Delaware	001-38445	36-4787690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2026, Solana Company (the “Company”) and Antonella Favit-Van Pelt, MD, PhD, mutually agreed that Dr. Favit-Van Pelt would separate from the Company and resign as the Company’s Chief Medical Officer, effective as of April 8, 2026 (the “Effective Date”). In connection with her separation from the Company, the Company and Dr. Favit-Van Pelt entered into a separation agreement, effective as of the Effective Date (the “Separation Agreement”).

Pursuant to the Separation Agreement, Dr. Favit-Van Pelt is entitled to a separation payment of $875,000, to be paid in a single lump sum payment, less applicable withholdings, to be made within ten business days after the Effective Date. In exchange for the consideration provided to Dr. Favit-Van Pelt pursuant to the Separation Agreement, Dr. Favit-Van Pelt agreed to waive and release any claims in connection with Dr. Favit-Van Pelt’s employment and separation from the Company. Dr. Favit-Van Pelt must also continue to comply with the confidential information and invention assignment provisions set forth in Dr. Favit-Van Pelt’s employment agreement with the Company.

The foregoing summary description of the terms of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is filed as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement, dated as of April 8, 2026, by and between Solana Company and Antonella Favit-Van Pelt.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLANA COMPANY.

Dated: April 13, 2026	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary

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